UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 22, 2011

GERBER SCIENTIFIC, INC.
(Exact name of Registrant as specified in its charter)

CONNECTICUT	001-05865	06-0640743
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

24 Industrial Park Road West, Tolland, Connecticut	06084
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code:	(860) 870-2890

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On August 22, 2011, in connection with the Merger, as defined below, Gerber Scientific, Inc. (the “Company”) and certain of its affiliates entered into a credit agreement (the “Credit Agreement”) with Fortress Credit Co LLC, as lender, collateral agent and administrative agent, providing for a senior secured financing facility in aggregate of $60 million (the “Financing Facility”), consisting of (i) a $10 million revolving credit facility of which no amounts were drawn at the closing of the Merger, as defined below, and (ii) a $50 million term loan facility.  Interest under the Financing Facility is payable at a LIBOR-based rate, with a floor of 1.5%, plus 6.0% and is payable in cash monthly in arrears.  The borrowers under the senior secured facilities are the Company and Gerber Scientific International, Inc., its direct subsidiary.  The Financing Facility is guaranteed by certain parent corporations of the Company as well as one domestic subsidiary. The Financing Facility is secured, subject to permitted liens and other agreed upon exceptions, by a first priority lien on substantially all the assets of the Company including the stock of certain of its subsidiaries, but excluding amounts received by the Company relating to the litigation which is the subject of that certain Contingent Cash Consideration Agreement, dated August 22, 2010, among the Company, the initial Committee Members thereunder and Computershare Trust Company, N.A. and Kurtzman Carson Consultants LLC, as Paying Agent (the “CCC Agreement”), and any and all rights under the CCC Agreement.  The Financing Facility contains customary affirmative and negative covenants.

Item 1.02  Termination of a Material Definitive Agreement.

On August 22, 2011, in connection with the Merger, as defined below, the Amended and Restated Credit and Guaranty Agreement, dated as of March 1, 2011, among the Company, certain subsidiaries of the Company, Bank of America, N.A. and HSBC Bank USA, National Association as lenders, Sovereign Bank as lender and documentation agent, and RBS Citizens, N.A. as lender, lead arranger, bookrunner and administrative agent, was paid in full and terminated.

Item 2.01  Completion of Acquisition or Disposition of Assets.

As previously disclosed, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Vector Knife Holdings (Cayman), Ltd. (“Parent”) and Knife Merger Sub, Inc. (“Merger Sub”), controlled affiliates of Vector Capital Corporation (“Vector”), on June 10, 2011. On August 22, 2011, pursuant to the Merger Agreement, Merger Sub merged with and into the Company (the “Merger”), with the Company surviving as a wholly-owned subsidiary of Parent (the “Surviving Corporation”). Upon completion of the Merger, the Company became a controlled affiliate of Vector.

The disclosure under Item 3.03 below is incorporated herein by reference.

Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As a result of the transactions described above in Item 2.01 hereof, which is incorporated herein by reference, the Company requested on August 22, 2011 that the New York Stock Exchange (the “NYSE”) suspend trading of Company common stock effective as of the close of business on August 22, 2011. The Company also requested on August 22, 2011 that the NYSE file with the Securities and Exchange Commission (the “SEC”) a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 to effect the delisting of Gerber Scientific, Inc. common stock from the NYSE and the deregistration of Gerber Scientific, Inc. common stock under Section 12(b) of the Exchange Act.

Item 3.03  Material Modification to Rights of Security Holders.

As previously disclosed, the Merger Agreement was approved by the Company’s shareholders at the special meeting of the shareholders of the Company held on August 18, 2011.

Pursuant to the Merger Agreement, on August 22, 2011, each share of Company common stock outstanding immediately prior to the effective time of the Merger (other than shares held by Parent, Merger Sub, any other subsidiary of Parent or any subsidiary of the Company) was converted into the right to receive $11.00 in cash, without interest, and a non-transferable contractual right to receive additional contingent cash consideration payments if net recoveries are obtained in connection with certain claims for infringement of a Company patent covering “print to cut” technology pursuant to the CCC Agreement. Upon the effective time of the Merger, holders of Company common stock immediately prior to the effective time of the Merger ceased to have any rights as shareholders in the Company.

Item 5.01  Changes in Control of Registrant.

The disclosure under Items 2.01, 3.01 and 3.03 above and Item 5.02 below is incorporated herein by reference.

The aggregate consideration paid in connection with the Merger was approximately $283 million, which consideration was funded by equity financing from Vector and CITIC Capital Partners Limited and by borrowings under the Credit Agreement described in Item 1.01 above.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosure under Item 2.01 above is incorporated herein by reference.

In accordance with the Merger Agreement, the following individuals tendered their resignations as directors of the Company effective as of the effective time of the Merger: Donald P. Aiken, Marc T. Giles, Randall D. Ledford, John R. Lord, James A. Mitarotonda, Javier Perez, Carole F. St. Mark and W. Jerry Vereen.

Messrs. Ledford, Lord, Perez and Vereen were members of the Company’s Audit and Finance Committee. Ms. St. Mark and Messrs. Ledford and Vereen were members of the Company’s Nominating and Corporate Governance Committee. Finally, Ms. St. Mark and Messrs. Lord, Mitarotonda and Vereen were members of the Company’s Management Development and Compensation Committee.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure under Item 2.01 above is incorporated herein by reference.

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger, the certificate of incorporation of the Surviving Corporation was amended as set forth in Exhibit A to the Merger Agreement (the “Amended Certificate of Incorporation”) and the bylaws of Merger Sub as in effect immediately prior to the effective time of the Merger became the bylaws of the Surviving Corporation (the “Bylaws”). Copies of the Amended Certificate of Incorporation and the Bylaws are attached as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 8.01  Other Events.

On August 22, 2011, the Company and Vector released a news release announcing the completion of the Merger. A copy of the news release is attached as Exhibit 99.1 and is incorporated herein by reference.

Forward-looking Statements
Certain statements herein are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Words such as “anticipates,” “will,” “could,” “should,” “believes,” “expects,” “estimates,” “intends,” “plans,” “projects,” and similar expressions, may identify such forward-looking statements. Such forward-looking statements involve risks and uncertainties regarding the Company's expected financial condition, results of operations and cash flows. For information identifying other important economic, political, regulatory, legal, technological, competitive and other uncertainties, readers are referred to the Company's filings with the SEC, including but not limited to, the information included in the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2011, which outlines certain important risks regarding the Company's forward-looking statements, as well as information included in subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. These risks include, but are not limited to, delays in the Company’s new product development and commercialization, intense competition in markets for each of the Company’s operating segments, rapid technological advances, availability and cost of raw materials, adverse economic and credit market conditions, volatility in foreign currency exchange rates, and fluctuations in interest rates. Actual future results or events may differ materially from these forward-looking statements. The forward-looking statements contained herein are made as of the date of this filing and the Company expressly disclaims any obligation to update any of these forward-looking statements, except as required by law.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

The following documents are furnished herewith as exhibits to this report:

Exhibit Number	Description of Exhibit
3.1	Amended Certificate of Incorporation of Gerber Scientific, Inc.
3.2	Bylaws of Gerber Scientific, Inc.
99.1	News Release dated August 22, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERBER SCIENTIFIC, INC.

Date: August 24, 2011	By:	/s/ William V. Grickis, Jr.
William V. Grickis, Jr.
Senior Vice President, Secretary
& General Counsel

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
3.1	Amended Certificate of Incorporation of Gerber Scientific, Inc.
3.2	Bylaws of Gerber Scientific, Inc.
99.1	News Release dated August 22, 2011